MFS(R) Capital Opportunities Fund

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below. Further information regarding the fund's portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio managers are primarily responsible for the day-to-day management of the fund.

Portfolio Managers                  Primary Role            Since     Title and Five Year History

Jeffrey C. Constantino            Portfolio Manager       December    Vice   President   of   MFS;   employed   in  the
                                                            2005      investment management area of MFS since 2000.

Gregory W. Locraft, Jr.           Portfolio Manager       December    Vice   President   of   MFS;   employed   in  the
                                                            2005      investment management area of MFS since 1998.


                The date of this Supplement is December 6, 2005.